NUMBER                                                             SHARES
  AF


                         AMERICA FIRST ASSOCIATES CORP.


INCORPORATED UNDER THE LAWS                                  CUSIP
OF THE STATE OF DELAWARE
                                                       SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS


THIS CERTIFIES THAT


is the owner of

              FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                     OF THE PAR VALUE OF $.001 PER SHARE OF

AMERICA FIRST ASSOCIATES CORP., transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                           AMERICA FIRST ASSOCIATES CORP.

CORPORATE SEAL
1995 DELAWARE


PRESIDENT                                  CHIEF EXECUTIVE OFFICER

                                                     [LANDSCAPED]

                                                   COUNTERSIGNED AND REGISTERED
                                                    CONTINENTAL STOCK TRANSFER
                                                    & TRUST COMPANY

                                                     (NEW YORK, N.Y.)
TRANSFER AGENT
AND REGISTRAR
                                                    By: /s/ Joseph Ricupero
                                                        ------------------------
                                                        Joseph Ricupero
                                                        AUTHORIZED OFFICER

                               (SEE REVERSE SIDE)

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUEST THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -  ___________ Custodian _____________
                       (Cust)                 (Minor)
                under Uniform Gifts to Minors Act_________________
                                                     (State)

    Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, _______________HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]
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--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


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_______________________________________________  Shares  of  the  capital  stock represented by the within Certificate,  and do hereby irrevocably constitute and

appoint   _______________________________________________________   Attorney  to
transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.


DATED _______________________________

------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF
1934) WHICH MAY INCLUDE A COMMERCIAL BANK, TRUST COMPANY OR SAVINGS ASSOCIATION, CREDIT UNION OR MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.